UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2023

Finch Therapeutics Group, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40227	82-3433558
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Inner Belt Road Somerville, Massachusetts	02143
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 229-6499

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.001 par value per share	FNCH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 12, 2023, Finch Therapeutics Group, Inc. (the “Company”) entered into a Lease Termination Agreement (the “Agreement”) with NRL WCS 200 Inner Belt Prop, LLC, a Delaware limited liability company (the “Landlord”), related to the office lease agreement, dated as of December 21, 2015 (as subsequently amended and assigned, the “Lease”), pursuant to which the Company leases approximately 10,500 square feet on the first floor and 25,785 square feet on the fourth floor of office and laboratory space at 200 Inner Belt Road, Somerville, Massachusetts (together, the “Premises”).

Pursuant to the Agreement, if the Landlord enters into a new lease agreement for the Premises with a designated prospective third-party tenant, the Lease will terminate on the date that is the later to occur of (a) May 31, 2023 and (b) three (3) days following the execution of the new lease with the prospective third-party tenant. If the Landlord and the prospective third-party tenant do not enter into a new lease by June 30, 2023, the Agreement will, upon five (5) days’ prior written notice by either party, terminate and be of no further force or effect, and the Company will continue to lease the Premises in accordance with the terms of the Lease through its expiration in September 2026.

The foregoing description of the Agreement is qualified in its entirety by reference to the complete text of the Agreement, a copy of which is attached hereto as Exhibit 10.1 and which is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Lease Termination Agreement, dated as of May 12, 2023, by and between the Company and NRL WCS 200 Inner Belt Prop, LLC

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FINCH THERAPEUTICS GROUP, INC.

	By:	/s/ Matthew Blischak
Date: May 18, 2023		Matthew P. Blischak
Chief Executive Officer